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                                                                    Exhibit 10.5


                     INTER COMPANY LINE OF CREDIT AGREEMENT


         THIS INTER  COMPANY LINE OF CREDIT  AGREEMENT  dated  November 1, 2002,
("Effective Date") between ENER1 GROUP, INC., (the "Lender"), and ENER1 TECHNOLOGIES, INC., (the "Borrower").

                                    ARTICLE I
                                    THE LOANS

         SECTION 1.1. The Loans.

         (a) Subject to the terms and conditions set forth below, and until further notice from the Lender to the Borrower, the Lender hereby makes available to the Borrower a line of credit for loans in an aggregate amount of up to $300,000 for twelve (12) months from the Effective Date ("Initial Term"). In the event Borrower is unable to reach a positive cash flow within the Initial Term, nor receive third party financing during the Initial Term, Borrower may borrow up to an additional $200,000 during the twelve (12) month period after the Initial Term ("Second Term Loan"). The Initial Term Loan and Second Term Loan are collectively referred to as the "Loans".

         (b) The Borrower may borrow the Loans in one or more drawings ("Drawings"). Each Drawing shall be in an amount not less than $100.00. The Borrower shall request each Drawing by notice to the Lender at least three business days prior to the Drawing. If the Lender shall elect to make the requested Loan, it shall do so on the date requested (which must be a Business
Day) by crediting the amount of the Loan to the Borrower's current bank account. Each notice of Drawing given by the Borrower to the Lender shall be in the form attached as Exhibit A and shall constitute a confirmation by the Borrower that on the date of the Drawing its representations and warranties set forth in
Article III below remain true and correct. Notice of Drawing from the Borrower, once received by the Lender, shall be irrevocable.

         (c) Each Loan shall bear interest from the date of its Drawing until paid in full, at an interest rate per annum equal to six percent. From and after the occurrence of an Event of Acceleration described in Section 4.1 below, the Loans (and any past-due amounts of principal, interest or other monies hereunder) shall bear interest at a rate (the "Default Rate") equal to 1.5% over the rate otherwise applicable hereunder until such Event of Acceleration shall be cured.

                                   ARTICLE II
                                TERMS OF PAYMENT

         SECTION 2.1. Prepayments.

         Borrower may prepay the Loans without penalty.

         SECTION 2.2. Payments and Computations.

         (a) The Borrower shall repay the Loans in equal monthly installments over a five (5) year period commencing on the termination of the Initial Term.

         (b) Principal, interest and other amounts payable by the Borrower hereunder shall be paid in lawful money of the United States (in freely transferable Dollars) to the Lender at its executive offices.

         (c) Interest hereunder shall be payable on the basis of a year of 360 days and the actual number of days elapsed.



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                                   ARTICLE III
                         REPRESENTATIONS AND WARRANTIES

         SECTION 3.1. Representations and Warranties. To induce the Lender to make the Loans, the Borrower represents and warrants that: (a) the Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida; (b) the Borrower has taken all corporate and legal action necessary to authorize the execution, delivery and performance of this Agreement; (c) this Agreement constitutes a legal, valid and binding obligation of the Borrower enforceable in accordance with its terms in the State of Florida; and (d) the execution and delivery of this Agreement and the Borrower's performance of its obligations under this Agreement will not violate any provisions of the Borrower's Articles of Incorporation or By-laws, or any law or regulation or agreement of any nature binding upon it or its property.

                                   ARTICLE IV
                             EVENTS OF ACCELERATION

         SECTION 4.1. Events of Acceleration. The following shall constitute Events of Acceleration hereunder: (a) the Borrower shall fail to pay when due any principal of or interest on the Loans or any other amount payable hereunder, and in the case of any amount other than principal or interest, such amount shall remain unpaid for a period of at least 30 days after the date when due;
(b) the Borrower shall be in default in the due performance or observance of any other term contained herein for a period of 30 days after the Lender shall have given the Borrower written or telex notice of such default; (c) the Borrower shall become insolvent or unable to pay its debts as they mature, or shall consent to the appointment of a trustee, intervener or receiver for it or for all or a substantial part of its property, or any such trustee, intervener or receiver shall be appointed, or bankruptcy, dissolution, reorganization, intervention, arrangement or liquidation proceedings (or similar proceedings analogous in purpose or effect) shall be instituted by the Borrower or any such proceedings instituted against the Borrower shall not have been discharged or stayed within a period of 60 days from when instituted; (d) any representation, warranty or statement, made or delivered to the Lender by or on behalf of the Borrower in connection herewith shall prove to be untrue or misleading in any material respect; (e) the Borrower or its share holders shall take any steps for the Borrower's liquidation or winding-up; (f) it shall become unlawful for the Borrower or the Lender to perform any of its respective obligations hereunder;
(g) the Borrower shall cease to carry on business, or shall, without the Lender's prior written consent, cause or permit any sale, transfer, lien, lease or encumbrance, other than at arm's length and for new and fair consideration, of a significant portion of the Borrower's assets; or (h) any party giving any collateral or security for the Borrower's obligations hereunder shall default under the terms of any agreement concerning such security or collateral.

         SECTION 4.2. If any of the foregoing Events of Acceleration shall occur and be continuing, then the Lender, in its sole discretion, from time to time may: (a) by telex or written notice to the Borrower declare all or any portion of the Loans, accrued interest thereon and all other amounts due hereunder to be immediately due and payable, whereupon the same shall become immediately due and payable without any other demand, presentment, notice or protest whatsoever, all of which the Borrower hereby irrevocably waives; and/or (b) without prior notice to the Borrower exercise any other right hereunder or available to the Lender at law or in equity.

                                    ARTICLE V
                                  MISCELLANEOUS

         SECTION 5.1. Amendments. Etc. No amendment or waiver of any provision of this Agreement, nor consent to any departure by the Borrower herefrom, shall be effective unless the same shall be in writing and signed by the Lender and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION 5.2. Costs and Expenses. The Borrower shall pay all costs and expenses in connection with the preparation, execution, delivery, amendment and enforcement of this Agreement, including the reasonable fees and out-of-pocket expenses of counsel for the Lender with respect thereto.


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         SECTION 5.3. Jurisdiction. The Borrower hereby irrevocably consents and agrees that any action or proceeding arising out of this Agreement may be brought against the Borrower in any federal or state court sitting in Broward County, Florida, and waives any objection which it may now or hereafter have to the laying of venue by any such court in any such action or proceeding. The Borrower also agrees that service of process in any such action or proceeding shall be properly served upon it if delivered personally or sent by registered airmail to the Borrower's address then registered on the Lender's books. Nothing herein shall affect the Lender's right to serve process in any other manner permitted by law or to bring actions or proceedings in any other competent jurisdiction.

         SECTION 5.4. Notices. Any notices which may be given to either party hereunder shall be in writing and, if addressed to the Lender, sent to the offices of the Lender located at 1601 Clint Moore Road, Boca Raton, Florida 33487, or to such other address as the Lender may hereafter notify the Borrower in writing, and if addressed to the Borrower, sent to the address of the Borrower from time to time on the Lender's books. Any such notice, if delivered personally, by telex or telegram, shall be effective on the date when given, and if sent by mail, shall be effective five Business Days after posting.

         SECTION 5.5. Survival of Indemnities. The indemnities of the Borrower to the Lender under this Agreement shall survive repayment of the Loans.

         SECTION 5.6. Binding Effect: Governing Law. This Agreement shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns. Neither party may assign all or any part of, or any interest in, the rights hereunder and in the Loans, without the written consent of the other party. This Agreement shall be governed by, and the rights and obligations of the parties construed in accordance with, the laws of the State of Florida.

         IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be executed and delivered in Broward County, Florida, by their respective officers thereunto duly authorized, as of the date first above written.

                                          ENER1 GROUP, INC.


                                          By:/s/ Mike Zoi
                                             --------------------------------
                                             Name: Mike Zoi
                                             Title: President


                                          ENER1 TECHNOLOGIES, INC.

                                          By: /s/ R. Michael Brewer
                                              --------------------------------
                                              Name: R. Michael Brewer
                                              Title: Chief Financial Officer
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                                    EXHIBIT A



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Gentlemen:

         Please  credit  to  our  current   account  with  you   $__________  on
______________, 200_.



                                                 Sincerely,



                                                 By:
                                                    ---------------------------
                                                    Name:
                                                    Title: